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                                                                    Exhibit 23.2


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.


                                       /s/ ARTHUR ANDERSEN LLP

January 26, 2000,
Denver, Colorado.